UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2021

AECOM

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-52423	61-1088522
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

300 South Grand Avenue, 9th Floor

Los Angeles, California 90071

(Address of principal executive offices)
(Zip Code)

(213) 593-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ACM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

AECOM (the “Company”) today announced that, in connection with its previously announced tender offer (the “Tender Offer”) to purchase for cash certain of its 5.875% Senior Notes due 2024 (the “Notes”), it is increasing the Aggregate Maximum Purchase Price from $500 million to $700 million (as amended, the “Aggregate Maximum Purchase Price”). In addition, AECOM announced the Tender Offer will expire immediately after 11:59 p.m. New York City time, on April 23, 2021, unless extended or earlier terminated by the Company (as amended, the “Expiration Time”). Subject to the Aggregate Maximum Purchase Price, the Company will purchase Notes that have been validly tendered and not validly withdrawn after the Early Tender Deadline and on or prior to the Expiration Time on or about April 26, 2021, assuming that the conditions to the Tender Offer are satisfied or waived. A copy of the press release announcing the latest tender results and these amendments to the terms of the Tender Offer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to purchase nor a solicitation of an offer to sell any Notes in the Tender Offer. The Tender Offer and the Consent Solicitation (as defined in the Offer to Purchase and Consent Solicitation Statement) are only being made pursuant to the Offer to Purchase and Consent Solicitation Statement, dated March 24, 2021, as amended. The Tender Offer and the Consent Solicitation are not being made to holders of Notes in any state or jurisdiction in which the making or acceptance thereof would be unlawful under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by AECOM on April 9, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AECOM

Date: April 9, 2021	By:	/s/ David Y. Gan
		Name:	David Y. Gan
		Title:	Executive Vice President, Chief Legal Officer